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                                                                   EXHIBIT 10.29
                             NABORS INDUSTRIES, INC.

                              AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                           (AS AMENDED ON MAY 2, 2003)

         1.  PURPOSE

The purpose of the Nabors Industries, Inc. 1999 Stock Option Plan for Non-employee Directors as Amended on January 22, 2002 (the "Plan") is to promote the interests of the Nabors Industries, Inc. (the "Company") and its stockholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable non-employee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

         2.  SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Article 7, the total number of shares of common stock, $.10 par value (the "Common Stock") of the Company for which options may be granted under the Plan shall be 1,500,000 Shares of Common Stock (the "Shares"). The Shares shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the Shares subject to, but not delivered under, such option may become available for the grant of other options under the Plan. To the extent that Shares are delivered to pay the exercise price of an option, the number of Shares so delivered shall again be available for grant under the Plan.

         3.  ADMINISTRATION OF THE PLAN

The Plan shall be administered, subject to Articles 10 and 11, by the Company's Board of Directors provided that the Board may appoint a committee (the "Committee") to administer the Plan. In no event, shall an Eligible Director (as defined herein) consider or vote on the administration of this Plan or serve as a member of the Committee. The Board of Directors or, if applicable, the Committee shall be referred to herein as the "Administrator". Subject to the terms of the Plan, the Administrator shall have the power to construe the provisions of the Plan, to determine the resolution of all questions arising thereunder, and to adopt and amend such rules and regulations for administering the Plan as the Administrator deems desirable. Any and all decisions of the Administrator in the administration of the Plan shall be final and conclusive, including decisions concerning capital adjustments contemplated by Article 7 hereof. No member of the Administrator shall be liable for anything done or omitted to be done by such member in connection with the Plan, except in circumstances involving actual bad faith.

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         4.  PARTICIPATION IN THE PLAN

Each member of the Company's Board of Directors (a "Director") who is not otherwise an employee of the Company or any subsidiary of the Company on the date of grant and who qualifies as a "non-employee director" pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and as an "outside director" pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended and the rules promulgated thereunder ("Section 162(m)") on the date of the grant (an "Eligible Director") shall be eligible to participate in the Plan.

         5.  NON STATUTORY STOCK OPTIONS

All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

         6.  OPTION TERMS

Each option granted to an Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

         6.1 Option Agreements. Each option granted under the Plan shall be evidenced by an option agreement (an "Agreement") duly executed on behalf of the Company and by the Eligible Director to whom such option is granted and dated as of the applicable date of grant. Each Agreement shall be signed on behalf of the Company by an officer or officers delegated such authority by the Administrator using either manual or facsimile signature. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator. The terms and provisions of any particular Agreement may differ from the terms and provisions of any other Agreement.

         6.2 Grants. Options shall be granted by the Administrator to Eligible Directors.

         6.3 Option Exercise Price. Each Agreement shall state the exercise price per share of each share of Common Stock to which it relates. The exercise price per share of Common Stock subject to an option shall not be less than 100% of the Fair Market Value on the date of grant. For purposes of the Plan, the Fair Market Value per share of Common Stock shall be the last sale price regular way on the date of reference, or, in the case no sale takes place on such date, the average of the closing high bid and low ask prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low ask prices of the Common Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable or, if there are not such prices reported on NASDAQ on such date, then

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                  as furnished to the Administrator by any New York Stock
                  Exchange member selected from time to time by the Administrator for such purpose. If there is no sale, bid or asked price reported on any such date, the market value shall be determined by any other appropriate method selected by the Administrator.

         6.4 Vesting; Exercisability. Subject to Section 6.7, Options shall vest and become non-forfeitable on the earlier of:

                  a.       the date specified in the applicable Agreement;

                  b. an optionee's voluntary retirement or declining to stand for re-election.

         6.5 Time and Manner of Option Exercise. Any vested and exercisable option is exercisable in whole or in part at any time or from time to time during the option period by giving written notice, signed by the person exercising the option, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full of the option exercise price for the number of Shares to be purchased and by the payment or making provision satisfactory to the Company for the payment of any taxes which the Company is obligated to collect with respect to the issue or transfer of the Shares upon such exercise. The date both such notice and payment are received by the office of the Secretary of the Company shall be the date of exercise of the stock option as to such number of Shares. No option may at any time be exercised with respect to a fractional Share.

         6.6 Payment of Exercise Price. Payment of the option exercise price may be in cash or by bank-certified, cashier's, or personal check or payment may be in whole or part by

                  a. transfer to the Company of shares of Common Stock having a Fair Market Value equal to the option exercise price at the time of such exercise, or

                  b. delivery of instructions to the Company to withhold Shares, that would otherwise be issued on such exercise of the option, having a Fair Market Value at the time of such exercise equal to the total option exercise price of the options being exercised.

If the Fair Market Value of the number of whole shares transferred or the number of whole option Shares surrendered is less than the total exercise price of the option being exercised, the shortfall must be made up in cash or other form of payment as permitted under this Section 6.6.

         6.7 Term of Options. Each Option shall expire ten years from its date of grant, but shall be subject to earlier termination as follows:

                  a. On the date of the termination of an optionee's service as a Director by reason of becoming a full time employee of the Company or a subsidiary of the

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                           Company, all unvested options granted pursuant to
                           this Plan shall automatically expire and shall not be exercisable, and all options vested but unexercised shall continue to be exercisable until the stated expiration date of such options.

                  b. In the event of the death or disablement of an optionee while the optionee is a Director, the then-outstanding options of such optionee shall be exercisable for two years from the date of the death or disablement of the optionee or until the stated grant expiration date, whichever is earlier, by the optionee or by his/her successors in interest, in accordance with the paragraph below. All unvested options shall automatically vest and become non-forfeitable as of the date of death or disablement and shall be exercisable for two years from the date of the death of the optionee or until the stated grant expiration date, whichever is earlier, by the optionee or by his/her successors in interest, in accordance with the paragraph below.

                  c. In the event of the termination of an optionee's service as a Director by the Board of Directors for cause or the failure of such Director to be re-elected (other than for the reasons set forth in Section 6.7(a) or (b)), the Administrator in its sole discretion can cancel the then-outstanding options of such optionee, including those options which have vested pursuant to Section 6.4, and such options shall automatically expire and become non-exercisable on the effective date of such termination.

Exercise of a deceased optionee's exercisable options shall be by the estate of such optionee or by a person or persons whom the optionee has designated in writing filed with the Company, or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

         6.8 Transferability. No options granted hereunder may be transferred, pledged, assigned or otherwise encumbered by an optionee except:

                  (a)      by will;

                  (b)      by the laws of descent and distribution;

                  (c)      to charities or other not-for-profit organizations;
                           or

                  (d) if permitted by the Administrator and so provided in the Agreement or an amendment thereto, (i) pursuant to a domestic relations order, as defined in the Internal Revenue Code of 1986, as amended, (ii) to Immediate Family Members (as defined below), (iii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (iv) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or
                           (v) to a trust for the benefit of Immediate Family Members;

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                           provided, however, that no more than a de minimus
                           beneficial interest in a partnership, limited liability company or trust described in (iii), (iv) or (v) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the optionee and their spouses.

                  Except as set forth above, an optionee's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest or any participant in the Plan shall be subject to any obligation or liability of such participant.

         6.9      Limitation of Rights.

         6.9.1 Limitation as to Shares. Neither the recipient of an option under the Plan nor an optionee's successor or successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to an option granted to such person until the date of issuance of a stock certificate for such Shares.

         6.9.2 Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

         6.10 Regulatory Approval and Compliance. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an option under the Plan, without obtaining to the complete satisfaction of the Administrator the approval of all regulatory bodies deemed necessary by the Administrator and without complying, to the Administrator's complete satisfaction, with all rules and regulations under federal, state, or local law deemed applicable by the Administrator.

         6.11 Tax Withholding. Eligible Directors participating in the Plan, upon exercise of any options pursuant to the Plan, may instruct the Company to withhold option Shares, that would otherwise be issuable upon such exercise, to cover withholding taxes.

         6.12 Cashing Out of Stock Option. On receipt of written notice of exercise, the Administrator may elect to cash out all or part of the portion of the shares of Common Stock for which an option is being exercised by paying the optionee an amount, in cash or Common Stock, as determined by the Administrator, equal to the excess of the Fair Market Value of the Common Stock over the option price

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                  multiplied by the number of shares of Common Stock for which the option is being exercised on the effective date of such cash-out.

         6.13 Deferral of Option Shares. The Administrator may from time to time establish procedures pursuant to which an optionee may elect to defer, until a time or times later than the exercise of an option, receipt of all or a portion of the shares subject to such option and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Administrator shall determine. If any such deferrals are permitted, an optionee who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until certificates representing such shares are actually delivered to the optionee with respect thereto, except to the extent otherwise permitted by the Administrator.

         7.  CAPITAL ADJUSTMENTS

If any change is made to the Common Stock subject to the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, spin-off, stock split, combination of shares, rights offerings, change in corporate structure of the Company, or otherwise, appropriate adjustments as conclusively determined by the Administrator will be made (A) to the number or type of securities or other property subject to and reserved for issuance or transfer under the Plan and,
(B) in order to prevent dilution or enlargement of the rights of Optionees, to the number of Stock Options, securities or other property underlying the Options and Option price of securities subject to outstanding Options.

         8.  EXPENSES OF THE PLAN

All costs and expenses of the adoption and administration of the Plan shall be borne by the Company, and none of such expenses shall be charged to any optionee.

         9.  EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective December 30, 1998 (the "Effective Date"). The Plan shall continue in effect until it is terminated by action of the Company's Board of Directors but such termination shall not affect the terms of any then-outstanding options.

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         10.  TERMINATION AND AMENDMENT OF THE PLAN

The Company's Board of Directors may at any time terminate or from time to time amend, modify or suspend this Plan; provided, however, that no such amendment or modification shall be made which would cause the participants to fail to qualify as "outside directors" for purposes of Section 162(m) or as "non-employee directors" for purposes of Rule 16b-3 or which would cause the grants not to be exempt from Section 16 of the Securities Exchange Act of 1934, as amended. No amendment of the Plan shall materially and adversely affect any right of any optionee with respect to any option theretofore granted without such optionee's written consent.

         11.  OTHER

It is intended that the participants in the Plan shall qualify as "outside directors" for purposes of Section 162(m) and as "non-employee directors" for purposes of Rule 16b-3 and that grants under the Plan shall be exempt from
Section 16 of the Securities Exchange Act of 1934, as amended and this Plan shall be construed and interpreted in a manner not inconsistent with this intent.